UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2023

WEWORK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39419	85-1144904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 East 49th Street, 3rd Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(646) 389-3922

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock	WE WS	The New York Stock Exchange
Class A Common Stock Purchase Rights	—	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 18, 2023, Andre Fernandez notified WeWork Inc. (the “Company” or “WeWork”) of his intention to resign from his position as Chief Financial Officer (“CFO”) and Treasurer of the Company, effective June 1, 2023. The resignation is not the result of any disagreement with the Company with respect to any matter relating to financial controls, financial statements or any other operations, policies or practices of the Company.

On May 24, 2023, the Company’s Board of Directors (the “Board”) appointed Kurt Wehner, the Company’s Chief Accounting Officer, as CFO and Treasurer, effective June 1, 2023.

Mr. Wehner has served as the Company’s Chief Accounting Officer since he joined WeWork in October 2020. Before joining the Company, Mr. Wehner served as Chief Accounting Officer, and in other roles, at Discovery Inc. from September 2011 to December 2019. Prior to that Mr. Wehner was Audit Partner at KPMG LLP from 2000 through 2011.

There are no arrangements or understandings between Mr. Wehner and any other persons pursuant to which he was appointed as the CFO of the Company. There are also no family relationships between Mr. Wehner and the executive officers or directors of the Company, and no transactions involving the Company and Mr. Wehner that would be required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

The Company is reaffirming its second quarter guidance provided on May 9, 2023. As stated in the Company’s first quarter 2023 earnings press release, WeWork expects its second quarter 2023 revenue to be between $840 million to $865 million and Adjusted EBITDA to be $(10 million) to $15 million. The Company expects its available cash and cash equivalents at the end of the second quarter to be consistent with or slightly better than projections provided with its debt restructuring transactions.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Forward-Looking Statements

Certain statements made in this Item 7.01 may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although WeWork believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to, WeWork’s ability to refinance, extend, restructure or repay outstanding debt; its outstanding indebtedness; its liquidity needs to operate its business and execute its strategy, and related use of cash; its ability to raise capital through equity issuances, asset sales or the incurrence of debt; WeWork’s expectations regarding its ability to continue as a going concern; retail and credit market conditions; higher cost of capital and borrowing costs; impairments; its current and projected liquidity needs; changes in general economic conditions, including as a result of the COVID-19 pandemic and the conflict in Ukraine; WeWork’s expectations regarding its exits of underperforming locations, including the timing of any such exits and its ability to retain our members; delays in customers and prospective customers returning to the office and taking occupancy, or changes in the preferences of customers and prospective customers with respect to remote or hybrid working, as a result of the COVID-19 pandemic leading to a parallel delay, or potentially permanent change, in receiving the corresponding revenue; the impact of foreign exchange rates on WeWork’s financial performance; and WeWork’s inability to implement its business plan or meet or exceed its financial projections. Forward-looking statements speak only as of the date they are made. WeWork discusses these and other risks and uncertainties in its annual and quarterly periodic reports and other documents filed with the U.S. Securities and Exchange Commission. WeWork undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.

Non-GAAP Financial Definition: Adjusted Earnings Before Interest Expense, Income Tax, Depreciation, and Amortization (“Adjusted EBITDA”)

We supplement our GAAP results by evaluating Adjusted EBITDA, a non-GAAP measure. We define “Adjusted EBITDA” as net loss before income tax (benefit) provision, interest and other (income) expense, net depreciation and amortization, stock-based compensation expense, expense related to stock-based payments for services rendered by consultants, income or expense relating to the changes in fair value of assets and liabilities remeasured to fair value on a recurring basis, expense related to costs associated with mergers, acquisitions, divestitures and capital raising activities, legal, tax and regulatory reserves or settlements, significant legal costs incurred by WeWork in connection with regulatory investigations and litigation regarding WeWork’s 2019 withdrawn initial public offering and the related execution of the SoftBank Transactions, as defined in Note 1 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, net of any insurance or other recoveries, significant non-ordinary course asset impairment charges and restructuring and other related (gains)/costs.

Use of Non-GAAP Financial Measures

This Item 7.01 includes Adjusted EBITDA on a forward-looking basis, which is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”). This financial measure is not a measure of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, this measure should not be considered in isolation or as an alternative to net loss or other measures of profitability, liquidity or performance under GAAP. You should be aware that WeWork’s presentation of this measure may not be comparable to similarly titled measures used by other companies, which may be defined and calculated differently. WeWork believes that this non-GAAP measure of financial results on a forward-looking basis provides useful supplemental information to investors about WeWork. WeWork’s management uses forward-looking non-GAAP measures to evaluate WeWork’s projected financials and operating performance. Additionally, to the extent that a forward-looking non-GAAP financial measure is provided, it is presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measure due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

Preliminary Financial Information

We report our financial results in accordance with GAAP. All projected financial information in this Item 7.01 are preliminary. These estimates are not a comprehensive statement of our financial position and results of operations. There is no assurance that we will achieve our forecasted results within the relevant period or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WEWORK INC.

	By:	/s/ Pamela Swidler
Date: May 24, 2023	Name:	Pamela Swidler
	Title:	Chief Legal Officer